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                                                                    EXHIBIT 10.3

                        FIRST AMENDMENT TO LOAN AGREEMENT

                                                         As of November 12, 2001

         THIS FIRST AMENDMENT TO THE LOAN AGREEMENT dated as of April 30, 2001 (the "Amendment") is entered into as of November 12, 2001 by and among Samuels Jewelers, Inc. as Borrower (the "Borrower"), the lenders party thereto (the "Lenders") and DDJ Capital Management LLC as agent for the Lenders (the "Agent"). All capitalized terms used in this Amendment shall have the meanings given to them in the Loan Agreement (as defined below) unless specifically defined herein.

         WHEREAS, Borrower, Lenders and Agent are parties to that certain Loan Agreement, dated as of April 30, 2001 (the "Loan Agreement"), pursuant to which Lenders have made certain credit available to and on behalf of Borrower and to secure the obligations outstanding under the Loan Agreement;

         WHEREAS, the obligations of Borrower to Lenders are secured by a lien in substantially all of the assets of Borrower pursuant to that certain Security Agreement by and between Borrower and Agent on behalf of Lenders (the "Security Agreement" and, together with the Loan Agreement and the other documents and instruments executed in connection therewith, the "Loan Documents");

         WHEREAS, Borrower, Lenders and Agent are also parties to that certain Loan and Security Agreement dated as of October 1, 2001 (the "Senior Loan Agreement"), pursuant to which Lenders have made certain credit available to and on behalf of Borrower and to secure the obligations outstanding under the Senior Loan Agreement;

         WHEREAS, Lenders executed that certain Intercreditor and Subordination Agreement, dated as of October 1, 2001 (the "Subordination Agreement"), whereby Lenders agreed that the obligations incurred pursuant to the Loan Agreement are subordinate in right of payment to the prior payment in full of all of the obligations incurred pursuant to the Senior Loan Agreement;

         WHEREAS, Borrower intends to enter into supply agreements (the "Supply Agreements") with certain suppliers of inventory and their affiliates (the "Suppliers");

         WHEREAS, in consideration for the Supply Agreements, Borrower intends to grant the Suppliers a security interest in substantially all of the assets of Borrower;

         WHEREAS, the Suppliers and Lenders intend to enter into an Intercreditor and Subordination Agreement dated as of November 12, 2001, which will govern the priorities of the Lenders and the Suppliers;


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         WHEREAS, Section 10.1 permits any term of the Loan Agreement or of any other instrument related thereto to be amended upon the written consent of Borrower and the Majority Lenders, except as otherwise expressly set forth in the Loan Agreement which exception or exceptions do not exist as it relates to this Amendment;

         WHEREAS, Borrower, Lenders and Agent wish to amend the Loan Agreement to authorize Borrower to enter into certain Supply Agreements and Security Agreements with the Suppliers, substantially in the form of the agreements attached hereto as Exhibits A and B, respectively, and any other necessary documents related thereto;

         NOW, THEREFORE, in consideration of the promises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the Loan Agreement as follows:

         1.  AMENDMENTS

         1.1. The definition of "Permitted Indebtedness" set forth in Section
1.1 of the Loan Agreement is hereby amended to delete the punctuation from the end of the last clause of that definition and add the following:

                  "; and (v) Indebtedness as set forth in Schedule P-1."

         1.2. Section 5.11(a) is hereby amended by deleting clause (iii) therein and replacing it with the following:

                  "(iii) liens, charges, and encumbrances described in Schedule 5.11(a) or Schedule P-1 and permitted by Section 8.2 hereof,"

         1.3 Section 8.2 is hereby amended by adding subsection (g) thereto to permit the following liens and security interests:

                  "(g) liens and security interests with respect to Indebtedness described in Schedule P-1"

         1.4 Schedule P-1, attached hereto as Exhibit C, is hereby included as an additional Schedule to the Loan Agreement.

         2. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Lenders and Agent that all of Borrower's representations and warranties set forth in the Loan Agreement are true, complete and accurate in all respects as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date).

         3. DEFAULTS. Borrower hereby affirms to Lenders and Agent that no Default or Event of Default exists as of the date hereof.

         4. COSTS AND EXPENSES. Borrower shall pay to Agent all of Agent's out-of-pocket costs and expenses (including, without limitation, the reasonable fees and expenses of its counsel, which counsel may include any local counsel reasonably deemed necessary, search fees,

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filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and any related documents.

         5. EFFECTIVENESS; CONDITION TO EFFECTIVENESS. This Amendment shall become effective as of the date first set forth above, upon execution hereof by the Lenders, the Agent and the Borrower.

         6. OBLIGATIONS IN FULL FORCE AND EFFECT Except as herein amended and modified, the Loan Agreement and the Subordination Agreement shall remain in full force and effect.

         7. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.





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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first written above.


                                 SAMUELS JEWELERS, INC.


                                 By:  /s/ Randy McCullough
                                     -------------------------------------------
                                 Name:   Randy McCullough
                                 Title:  President & CEO



                                 DDJ CAPITAL MANAGEMENT, LLC


                                 By:  /s/  David J. Breazzano
                                     -------------------------------------------
                                 Name:  David J. Breazzano
                                 Title: Member



                                 B III CAPITAL PARTNERS:

                                 By:  DDJ Capital III, LLC, its General Partner
                                 By:  DDJ Capital Management, LLC, Manager


                                 By:  /s/  David J. Breazzano
                                     -------------------------------------------
                                 Name:  David J. Breazzano
                                 Title: Member




                                 B III-A CAPITAL PARTNERS, L.P.
                                 By:  GP III-A, LLC, its General Partner
                                 By:  DDJ Capital Management, LLC, Manager


                                 By:  /s/  David J. Breazzano
                                     -------------------------------------------
                                 Name:  David J. Breazzano
                                 Title: Member



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